SA FUNDS – Investment Trust

SA U.S. Fixed Income Fund

SA Emerging Markets Fund

SA Real Estate Securities Fund

Supplement dated March 1, 2007 to the
Prospectus dated February 23, 2007

SA U.S. Fixed Income Fund, SA Emerging Markets Fund, and SA Real Estate Securities Fund (collectively, the “Funds”) have not commenced operations and are not currently available for sale. The Funds will open for investments on April 2, 2007.

- Please Retain This Supplement For Your Future Reference -